UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 25, 2008
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut   06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Neurogen Corporation (the “Company”), held on July 25, 2008, the Company’s stockholders approved, among other things, an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock, par value $0.025 per share (the “Common Stock”), of the Company from 75,000,000 to 150,000,000 and the total number of authorized shares of preferred stock from 2,000,000 shares to 10,000,000 shares.  The Certificate of Amendment of Restated Certificate of Incorporation of Neurogen Corporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on July 28, 2008.

The foregoing description of the Certificate of Amendment is qualified in its entirety by the terms of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference to this Current Report on Form 8-K.

Item 8.01                      Other Events.

Reelection of Directors

At the Annual Meeting, the Company’s stockholders voted to reelect directors Julian Baker, Eran Broshy, Stephen R. Davis, Steward Hen, John L. LaMattina, Craig Saxton, and John Simon, each to serve until the Company’s 2009 annual meeting.

Approval to Issue Shares of the Company’s Common Stock upon Exchange of Series A Exchangeable Preferred Stock

At the Annual Meeting, the Company’s stockholders approved a proposal to issue 25,516,686 shares of the Company’s common stock upon exchange of 981,411 shares of the Company’s Series A Exchangeable Preferred Stock previously sold on April 7, 2008. The exchange of the Series A Exchangeable Preferred Stock for shares of common stock occurred automatically upon the approval by the Company’s stockholders.

Approval of Amendment to 2001 Stock Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the Amended and Restated 2001 Stock Option Plan (the “2001 Plan”) that increased the maximum number of shares of common stock available for issuance pursuant to awards under the 2001 Plan by 1,000,000 shares from 5,250,000 to 6,250,000 and increased the maximum number of shares of common stock available for grants of stock options to an individual participant in any calendar year by 500,000 to 1,000,000.

Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants

At the Annual Meeting, the Company’s stockholders approved a proposal to reappoint PricewaterhouseCoopers LLP as the independent registered public accountants for the Company for the fiscal year ending December 31, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Neurogen Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION
(Registrant)

By: /s/ Stephen R. Davis
Name: Stephen R. Davis
Date: July 31, 2008	Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibits:	Description of Document
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Neurogen Corporation